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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our Report dated May 5, 2000, except for Note 9, as to which the date is September 13, 2000, in the Registration Statement (Form S-1) and related Prospectus of Millennium Cell LLC for the registration of 152,207 shares of its common stock.

                                                          /s/ Ernst & Young LLP

New York, New York
January 9, 2001